                                              NORTHEAST INVESTORS TRUST
                                                 50 Congress Street
                                             Boston, Massachusetts 02109
                                                   (800) 225-6704
                                                   (617) 523-3588

                                            SHARES OF BENEFICIAL INTEREST

                                                     PROSPECTUS



                                                  February 1, 1998


         The primary objective of the Trust is the production of income. Capital appreciation is a secondary objective of the Trust, the achievement of which must be compatible with the primary objective.

         The Trust  may,  from time to time,  use the  investment  technique  of
leverage.   Such  speculative   activity  may  involve  greater  risks  and  the
possibility of greater costs. See page _8.

         The Trust's investment in lower rated debt securities involves greater risk, including default risks, than investments in lower yielding, higher rated securities. See page 7.

         This Prospectus sets forth certain information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated February 1, 1998, has been filed by the Trust with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

                               Offered at Net Asset Value without "Sales Charge"
                                          or Commissions Payable to Anyone.

                                                  TABLE OF CONTENTS

                                                                           Page

Fee Table...................................................................  3
Bank Loans..................................................................  4
Financial Highlights........................................................  5
The Trust...................................................................  6
Sales Without "Sales Charge"................................................  6
Investment Objectives and Policies..........................................  6
Management of the Trust.....................................................  9
Expenses....................................................................  9
How to Purchase Trust Shares................................................  9
Investment Plans............................................................ 10
Redemption of Shares........................................................ 10
Dividends, Distributions & Federal Taxes.................................... 12
Capitalization and Shareholders' Rights..................................... 12
Appendix - Portfolio Composition............................................ 13


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AUTHORITIES NOR HAS THE COMMISSION OR ANY STATE SECURITIES AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                                      FEE TABLE

Shareholders Transaction Expenses
                  Sales Load Imposed
                    on Purchase                                             None
                  Deferred Sales Load
                    Imposed on Redemptions                                  None
                  Sales Load Imposed on
                    Dividend Reinvestment                                   None
                  Exchange Fees                                             None
                  Redemption Fee                                            None

Annual Operating Expenses (as a percentage of average net assets)


                  12b-1 Expense  . . . .................................... None
                  Trustees' Compensation................................... .54%
                  Other Expenses........................................... .10%
                                                                            ----
                  Total Operating Expenses................................. .64%
                                                                            ====


EXAMPLE


                                                       1 year        3 years        5 years         10 years
                                                        ------        -------        -------         --------
You would pay the following
 expenses on a $1,000
 investment, assuming a 5%
 annual return .............                             $6             $20            $35              $78

         The purpose of the table is to assist in understanding the various costs and expenses that an investor in the Trust will bear. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended September 30, 1997; actual expenses in future years may vary from the amounts shown.



                                                     BANK LOANS


                                                                                      Average
                                                                    Average          Number of            Average
                                               Amount of           Amount of       Registrant's          Amount of
                                                 Debt                Debt             Shares               Debt
                                              outstanding         outstanding       outstanding          per share
                                               at end of          during the        during the          during the
Year Ended                                       year                year*             year*               year

September 30,
1988......................................     $27,102,000        $31,715,153          29,837,408        $1.06
1989......................................      23,433,000         24,344,769          34,534,012          .71
1990......................................      36,856,000         24,645,015          32,102,975          .77
1991......................................      49,077,000         35,925,779          31,667,858         1.13
1992......................................      51,990,000         42,752,526          39,896,979         1.07
1993......................................      75,321,000         50,497,798          47,027,522         1.07
1994......................................      54,363,000         41,432,102          58,822,259          .77
1995......................................       3,552,000         32,973,723          65,574,945          .50
1996......................................               0          8,331,405          88,985,931          .09
1997......................................               0          4,166,183         141,712,845          .03




* Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13).


                                                FINANCIAL HIGHLIGHTS


          The information included in the following table has been audited by Coopers & Lybrand L.L.P., Independent Auditors, for the years ended September 30, 1993 through September 30, 1997, and by other Auditors for the years ended September 30, 1988 through September 30, 1992. The report of Coopers & Lybrand L.L.P. on the financial statements and financial highlights for the year ended September 30, 1997 is included in the Statement of Additional Information.


                            Year Ended September 30,
Per Share Data                          1997     1996     1995    1994     1993     1992~    1991~   1990~    1989~    1988~

Net Asset Value:
Beginning of Period............       $10.90    $10.33  $10.02    $9.94   $9.50    $8.83    $8.81   $11.18   $12.16  $12.89

Income From Investment
   Operations:
Net investment income............        .98       .98    .98      .98     1.04     1.15     1.32     1.45     1.50   1.65
Net realized and
   unrealized gain (loss)
   on investment.................        .91       .58    .29      .09      .42      .67      .04    (2.39)    (.94) (.44)

Total from investment
   operations....................      1.89       1.56   1.27     1.07     1.46     1.82     1.36     (.94)     .56   1.21

Less Distributions:
   Net investment income.........     (1.00)     (.99)   (.96)    (.99)   (1.02)   (1.15)   (1.34)   (1.43)    (1.54) (1.94)+


Net Asset Value:
  End ofPeriod...................    $11.79     $10.90 $10.33    $10.02    $9.94    $9.50    $8.83     $8.8   $11.18  $12.16


Total Return....................     18.16%     15.98% 13.44%     10.96%   16.25%   21.85%   17.63%    (8.87)%  4.87%  10.62%

Ratios &Supplemental Data

Net assets end of
   period (in millions)............$2,074.2  $1,200.5 $797.6      $582.1   $475.0   $452.8  $310.7     $277.1   $385.4 $404.2
Ratio of operating
   expenses to average
   net assets....................     .64%      .66%   .67%        .70%     .73%       .79%    .88%      .78%     .72%    .75%
Ratio of interest expense
   to average net assets.........     .01%      .03%   .35%        .36%     .48%       .65%    1.01%     .69%     .61%    .66%
Ratio of net investment
   income to average
   net assets ...................     8.65%   9.41%   9.77%       9.37%    10.53%    12.36%   15.38%   14.35%    12.68%  13.16%
Portfolio turnover rate..........    33.44%  32.01%  40.58%      73.36%    75.72%    59.41%   33.77%   21.23%    33.61%  17.35%
Average broker
 commission>.....................   $0.05    $0.06

+Includes accumulated undistributed net investment income (including original issue discount)through December 31, 1987 as required under the excise tax provisions of the Tax Reform Act of 1986, estimated by the trustees to be $.42 per share.
~ Audited by other auditors.
> For fiscal years after August 31,1996 the trust is required to disclose its average commission rate per share paid for security trades.

Further information about the performance of the Trust is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.

                                                      THE TRUST

         Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts.

                                            SALES WITHOUT "SALES CHARGE"

         The Trustees wish to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expenses". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses in excess of the amount received by the fund. It is the current policy of the Trustees that shares of the Trust be sold at net asset value, the Trust receiving the full amount paid by the investor.

         Brokers or dealers may accept purchase and sell orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase shares without such additional charge by acquiring them directly from the Trust.

                                         INVESTMENT OBJECTIVES AND POLICIES

         The purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective. Under the Declaration of Trust, a change in this investment objective would require the affirmative vote of two-thirds of the outstanding shares of the Trust. The Trust will make limited use of the leverage principle. See "Leverage" below.

         It is the intention of the Trustees to invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potentialities for capital appreciation. This would include bonds, preferred stocks, dividend paying common stocks, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions, and the Trustees may, when in their opinion capital appreciation is not compatible with the production of income, emphasize fixed income investments for protracted periods of time if they deem it advisable, even to the extent that the total holdings of the Trust may consist of bonds or other debt securities, preferred stocks and cash. Since 1970 the Trust has taken such a position and more than 80% of its assets have been held in bonds or other debt securities, preferred stocks and cash, although in the most recent fiscal years the Trust's holdings of common stocks have been greater than in prior fiscal years. As of September 30, 1997, approximately 81.36% of the Trust's net assets were invested in fixed income and preferred stocks.

         It is the further policy of the Trust that the Trustees not purchase any security if upon such purchase 25% or more of the value of the Trust's assets would be invested in securities of issuers in any one industry. However, when securities of a given industry come to constitute more than 25% of the value of the Trust's assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. If, as a result of changed circumstances in the future, these policies with respect to industry concentration become in the judgment of the Trustees less likely to achieve the Trust's primary income objective, any proposed change in such policies will be submitted to the shareholders.

         Although the Trust's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect a shareholder of the Trust against fluctuations in the market valuation of one's shares. The prices of fixed income securities are normally quite sensitive to general interest rate trends and usually vary inversely thereto. There can be no assurance that the Trust will in fact achieve its objectives.

Risk of Lower Rated Debt Securities

         The Trust does not impose any particular rating standards which the Trustees must utilize in making investment decisions. As a result, the Trust's portfolio has, since it began making major commitments to fixed income securities in the mid 1960s, generally included debt securities which are not rated as investment grade by either of the two principal rating services. The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio.

         Higher yielding and unrated or lower rated debt securities (commonly referred to as "junk bonds") may be subject to greater market volatility and can present speculative features with respect to debt service coverage by the issuer, marketability and liquidity of the investment under adverse market conditions, and risk of loss of principal due to issuer default to a greater degree than lower yielding, highly rated securities. Bonds which are not rated as investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession which causes a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

         Investors should consider the relative risks of investing in these types of securities, which are generally not meant for short-term investments. See the Appendix for further information concerning the Trust's investment portfolio.

Leverage

         In order to raise additional funds for investment the Trust may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short term interest rates exceed the yield available from longer term securities. The Trustees intend to use the proceeds of any such borrowings to purchase debt securities yielding more than the interest rate on the borrowing. Moreover, the ability to borrow permits the Trustees to minimize uninvested cash and to fund redemptions without liquidating portfolio securities. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Trust shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Trust, the net asset value of the Trust will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage".

         The Declaration of Trust permits the borrowing of money from banks for the purposes of the Trust if, in the opinion of the Trustees, such borrowing may be advantageously made to increase the earning power of the Trust, but only up to 25% of the gross assets of the Trust taken at cost at the time the borrowings are made. The Trustees may also temporarily borrow from banks for extraordinary or emergency purposes but only to an amount that the aggregate of all bank borrowings of the Trust shall not exceed 30% of the gross assets of the Trust taken at cost at the time the borrowings are made.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Trustees may vary the amount of borrowings from time to time, within the authorized limits, as they deem advisable, including having no borrowings at all. The outstanding borrowings by the Trust as of September 30 for the years 1988-1997 are set forth on page 4.

                                               MANAGEMENT OF THE TRUST

         The Trustees of the Trust have been elected by the shareholders or appointed by the Trustees to fill a vacancy. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.

         The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and as its Chairman since 1969. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993.

                                                      EXPENSES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, no compensation is paid by the Trust to any person other than in the ordinary course of business. In addition to the services furnished to the Trust by the Trustees, there are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders and pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

                                            HOW TO PURCHASE TRUST SHARES

         As indicated on page 6 under "Sales Without Sales Charge", shares are sold by the Trust directly to investors at net asset value with no sales charge or premium added to the price paid by the purchaser. Applications for the purchase of shares will be received on any full business day at the office of the Trust, 50 Congress Street, Boston, Massachusetts 02109. An initial investment of at least $1,000 is required. There is no minimum for subsequent investments either by mail or telephone; there is a maximum for telephone investments of $100,000.

         Investors in the Trust may arrange to make investments on a regular basis under the Trust's automatic investment plan through regular deductions (minimum $50) from their bank account.

         The public offering price to investors whose applications are received before the close of the New York Stock Exchange on a day the Exchange is open is the net asset value determined as of the close of the Exchange on that day. Net asset value is determined on the basis of the market value of the Trust's assets. If an application is received after the close of the Exchange or on a day the Exchange is not open, the applicable net asset value will be that determined at the close of the Exchange on the next day on which it is open. In any event, the price of shares is based upon the next calculation of net asset value after an order is placed. The sale of shares will be suspended during any period when the right of redemption is suspended.

                                                  INVESTMENT PLANS

         The Trust offers shareholders open accounts and a cumulative investment plan, as well as tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, which may include a 401(k) savings feature, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Trust at the address shown on the cover of this Prospectus.

                                                REDEMPTION OF SHARES

         The Trust provides a market for its shares. The Declaration of Trust provides in substance that the shareholders shall be entitled ordinarily to sell, and the Trust shall be required to buy, shares at net asset value thereof, less any liquidating charge that may be imposed by the Trustees in their discretion, which charge, if imposed shall be at a rate determined by the Trustees not exceeding 1% of such net asset value. It has been the policy of the Trustees since the inception of the Trust not to charge such a liquidating fee so that shareholders may redeem their shares at the full net asset value thereof. This policy can be changed by the Trustees without notice to the shareholders.

         For such purpose the shares must be surrendered to the Trustees at the office of the Trust, properly endorsed for transfer. For redemptions in excess of $5,000 the shareholder's signature(s) must be guaranteed by a U.S. commercial bank or trust company or a member firm of a recognized stock exchange or other authorized guarantor institution, and in the case of fiduciary, partnership and corporate holdings, evidence of authority to sell, together with a request that the Trustees purchase the same and pay the shareholder for the shares so surrendered. A stock power, with the shareholder's signature(s) similarly guaranteed, should be used to redeem shares for which a certificate has not been issued. In either case, a notary public is not an acceptable guarantor. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Redemption requests cannot be honored until all documentation has been received in proper order. Signature guarantees are required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past three months. When payment for shares has been made by check, redemption requests will be processed only after ten business days from the date of the payment.

         Payment to the shareholder must ordinarily be made within seven calendar days after the shares together with instructions are properly deposited. The Trustees reserve the right to deliver assets in whole or in part in kind in lieu of cash. The Trustees have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

         Shares received by the Trust for redemption at or before the close of the New York Stock Exchange on a day on which the Exchange is open will be redeemed on the basis of the net asset value determined as of the close of the Exchange that day; if the day of deposit is not such a day or if the deposit is made after the close of the Exchange on such a day, the redemption price will be based on the net asset value determined as of the close of the Exchange on the next day on which it is open.

         Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties, and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Trust and are governed by federal tax law alone.

         Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

                                      DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         The Trust has paid dividends in each quarter since its organization. Payments from net investment income are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carry forward) and such distributions, if any, would be made between October 31 and December 31. No such capital gain distribution has been made since 1968.

         The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Trust to distribute all of its net investment income and net realized gains for each year in dividends and capital gain distributions which will be taxable for federal income tax purposes to the shareholders of the Trust, other than shareholders exempt from federal income tax. In such event, the Trust itself will not be subject to federal income tax on its net investment income and net realized gains. The Trust will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Trust, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Trust. Dividends and capital gain distributions may also be subject to state and local taxes.

                                       CAPITALIZATION AND SHAREHOLDERS' RIGHTS

         The capitalization of the Trust consists solely of an unlimited authorized number of full and fractional shares of beneficial interest, all shares having equal rights pro rata in voting, dividends, assets, and liquidation. Voting rights include the election of Trustees, amendment of the Declaration of Trust and amendment of the Custodian Agreement. The Trust is wholly owned by the shareholders after deducting liabilities in the form of current liabilities and bank loans which, from time to time, may be outstanding. There are no options outstanding or intended to be created. All shares of beneficial interest are of $1 par value, validly issued, fully paid and nonassessable, are transferable and have no fixed dividend rate. Each shareholder is entitled to receive from the Trust semi-annually a report containing financial statements and a list of the Trust's investments as of a reasonably current date.

         Any inquiries by shareholders may be made in writing, addressed to the Trust at the address shown on the cover of this Prospectus.

APPENDIX-PORTFOLIO COMPOSITION


The table below reflects the composition by quality rating of the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended September 30, 1997. The table reflects the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. As noted under "Investment Objectives and Policies-Risk of Lower Rated Debt Securities" the Trust does not impose particular rating standards which the Trustees must utilize in making investment decisions. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.


S&P Rating                                         Portfolio
Category                                           Composition

Unrated. . . . . . ......................             26.04%
AAA......................................              3.03%
AA.......................................             -
A........................................             -
BBB......................................              1.88%
BB.......................................             13.39%
B........................................             44.77%
CCC......................................              8.83%
CC,C,D...................................              2.07%

Set forth below is a description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                    DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                            NORTHEAST INVESTORS TRUST
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          SHARES OF BENEFICIAL INTEREST

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 1998


                  This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 1998 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a Prospectus.



                                                  -------------------------

                                TABLE OF CONTENTS


THE TRUST..................................................................B-2

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................B-2

MANAGEMENT OF THE TRUST....................................................B-3

COMPENSATION OF TRUSTEES...................................................B-5

CUSTODIAN AND INDEPENDENT ACCOUNTANTS......................................B-5

BROKERAGE.............................................. ...................B-6

PRICE AND NET ASSET VALUE..................................................B-6

SHAREHOLDER PLANS..........................................................B-7

TAX-ADVANTAGED RETIREMENT PLANS............................................B-8

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES...................................B-9

ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS.....................B-10

FINANCIAL STATEMENTS...................................................... B-12

                                                  -------------------------

                                    THE TRUST



        Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.


        In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that, together with any predecessor thereof, has not been engaged in continuous operation for less than three years; (4) Purchase real estate or commodities or commodities contracts, but this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities.

         The above policies do not preclude the purchase of securitized bank loans or the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 1997 and 1996 the rates of total portfolio turnover were 33.44% and 32.01% respectively. Investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover.



                             MANAGEMENT OF THE TRUST

       The trustees of the Trust are Ernest E. Monrad, Robert B. Minturn, Jr., Bruce H. Monrad, and C. Earl Russell, all of 50 Congress Street, Boston, Massachusetts, Fred L. Glimp, 1350 Massachusetts Avenue, Cambridge, Massachusetts and J. Murray Howe, One Post Office Square, Boston, Massachusetts. Mr. Ernest E. Monrad is Chairman of the Trustees and is the principal executive and financial officer of the Trust. Messrs. Ernest E. Monrad, Bruce H. Monrad and Minturn are deemed "interested persons" of the Trust under the Investment Company Act of 1940, as amended, because they are Chairman, Vice President, and Clerk of the Trustees, respectively. William A. Oates, Jr., 50 Congress Street, Boston, Massachusetts serves as President of the Trust. Gordon C. Barrett, 50 Congress Street, Boston, Massachusetts serves as Treasurer of the Trust. The principal occupations of each of Messrs. Ernest E. Monrad, Oates, Minturn, Barrett and Bruce H. Monrad for the last five years have been their respective positions with the Trust and, in the case of Mr. Oates, with Northeast Investors Growth Fund. Bruce H. Monrad has been associated with the Trust since July, 1989 and was appointed a Trustee in May, 1993. Ernest E. Monrad is the father of Bruce H. Monrad.

         The Trustees have been elected by the shareholders or appointed by the Trustees to fill vacancies. They have full powers as to the investment of the assets of the Trust, subject to the restrictions and limitations imposed by the Declaration of Trust. The Trust has no investment adviser or management contract.


        ERNEST E. MONRAD is Chairman, Assistant Treasurer and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; Vice President and a Director of Furman Lumber, Inc., Billerica, Massachusetts; a Director of The New America High Income Fund, Inc., Boston, Massachusetts; and a Trustee of Century Shares Trust, Boston, Massachusetts. He is 67.

        ROBERT B. MINTURN, JR. is Vice President, Clerk and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; Vice President, Treasurer, Clerk and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Assistant Treasurer, Clerk and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston, Massachusetts. He is 58.

        BRUCE H. MONRAD is a Vice President of Northeast Investment Management, Inc., Boston, Massachusetts and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 35.

        C. EARL RUSSELL has been engaged in accounting practice since 1932 and continues as an adviser to Russell, Brier & Co., a partnership which he founded in 1934. He is Trustee of Lahey Clinic Foundation, Inc., Burlington, Massachusetts and a Director of the Citizenship Training Group, Inc., Boston, Massachusetts. He is 89.

        FRED L. GLIMP is Special Assistant to the President of Harvard University, Cambridge, Massachusetts and was formerly Vice President for Alumni Affairs and Development of Harvard University. He is 71.

        J. MURRAY HOWE is of counsel to the Boston law firm of Sullivan & Worcester. He also serves as Secretary of Iron Mountain Incorporated, a Director and Clerk of Schooner Capital Corporation, and a Director of Schooner Asset Co., LLC, all of Boston, Massachusetts. He is 77.

       WILLIAM A. OATES, JR. is President and a Trustee of Northeast Investors Growth Fund, Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Vice President, Treasurer and a Director of Northeast Investment Management, Inc., Boston, Massachusetts; a Trustee and Treasurer of the Roxbury Latin School,
West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation, Ayer, Massachusetts; and a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts. He is 55.

       GORDON C. BARRETT is a Vice President of Northeast Investment Management, Inc., Boston, Massachusetts and a Vice President and Treasurer of Northeast Investors Growth Fund. He is 41.


       The total number of shares owned beneficially by the Trustees and members of their immediate families on January 7, 1998 was 587,974 shares (.31%).


                            COMPENSATION OF TRUSTEES

        Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued as set forth below under "Price and Net Asset Value". From the total fee of $8,594,779 for the fiscal year ended September 30, 1997, Ernest E. Monrad received $2,832,616 as Chairman of the Trustees, Bruce H. Monrad and Robert B. Minturn, Jr. received $3,194,597 and $225,000 respectively, as Trustees and William A. Oates, Jr. received $2,283,316 as President of the Trust. Each of the Trustees who is not also an officer of the Trust received compensation of $19,750 from the total Trustee's fee. There are arrangements providing for payment from the Trustees' fee of pension benefits upon the death, disability or retirement of the Trustees.

       Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation financial and statistical services for the Trust and such office space as the Trust may require. In addition, the Trustees have in the past, and intend in the future, to spend part of their fee directly for advertising and other promotional expenses.


                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

       The custodian for the Trust is Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets.

       The independent accountants for the Trust are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand L.L.P. audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Form N-1A and prepares the Trust's federal income and excise tax return.

                                    BROKERAGE

      Decisions to buy and sell securities for the Trust and assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. The Trustees have a policy of not having any dealings as principal or agent with the Trust when they make purchases and sales for the Trust's investment portfolio. The Trust does not effect transactions in portfolio securities through dealers affiliated with any Trustee.

       It is the Trustees' policy to obtain the best security price available, and, in doing so, they will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Trust. In order to minimize brokerage charges, the Trustees seek to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere.


       During the fiscal year ended September 30, 1997, the Trust engaged in portfolio transactions involving broker-dealers totaling $1,666,764,129. Of this amount $84,896,358 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $112,604. The remaining $1,581,867,771 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal year ended September 30, 1996 brokerage commissions paid totaled $26,380; in fiscal 1995 brokerage commissions paid totaled $66,095. All such portfolio transactions completed by the Trust during the year ended September 30, 1997 were carried out with broker-dealers that have provided the Trust with statistics, other information and wire and other services.


                            PRICE AND NET ASSET VALUE

        It is the current policy of the Trustees that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined by the Trustees as of the close of the New York Stock Exchange on each day that the Exchange is open, and is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the Exchange or on a day the Exchange is not open will be the net asset value determined as of the close of the Exchange on the next day on which it is open. The New York Stock Exchange is customarily closed on New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Declaration of Trust requires that the net asset value of the Trust's shares be determined by dividing the value of the Trust's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of quoted sale prices (or quoted bid prices in the event there are no sales reported) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Adjustment will be made for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.


                                SHAREHOLDER PLANS

Open Accounts

        Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation on the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering by telephone (maximum of $100,000) or mail from the Trust shares at the then applicable public offering price. Shares held in an Open Account may be redeemed as described in the Prospectus under "Redemption of Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

       These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment limitation of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum of $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

        An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level; that if he terminates a Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and that the Plan cannot protect him against loss in declining markets.


                         TAX-ADVANTAGED RETIREMENT PLANS

       In addition to regular accounts, the Trust offers the tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

       Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

       Investors Bank and Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

       An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plans.

Prototype Defined Contribution Plan

        The Trust offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

       The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.


Individual Retirement Account (IRA) and Roth IRA


       An individual may open his own Individual Retirement Account (IRA) or Roth (IRA) using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

        Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his or her pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or termination of employment, financial hardship, disability, or death.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

       The Trust has paid dividends in each quarter since organization. Payments are generally made around the end of February, May, August and November. It is the Trust's policy to distribute net realized capital gains on sales of investments (less any available capital loss carryforward) and such distributions, if any, would be made between October 31 and December 31. See Note D to the Financial Statements for information concerning the amount of the Trust's capital loss carryforwards. A table of payments from net income is shown in the Prospectus under the caption "Financial Highlights". Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

       The holders of shares are entitled to receive, annually, or more often, dividends in an amount equal approximately to the net income of the Trust (defined in the Declaration of Trust as the gross earnings less the expenses of the Trust) and such other dividends as the Trustees may declare. As the net income fluctuates from year to year, no fixed dividend can be promised.

       Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of one's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

        It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year. Such qualification does not involve supervision of management or investment practices or policies.

       A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

        To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

        Income  dividends  and  capital  gain   distributions   are  taxable  as
described, whether received in cash or additional shares.

        The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes.


             ADDITIONAL INFORMATION CONCERNING SHAREHOLDERS' RIGHTS

        The shares of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of the Trustees will not be able to elect any Trustee or Trustees.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Trust's assets. The Trust is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Corporate Bonds
                                                                                              Market
Name of Issuer                                                                    Principal   Value  (Note B)

------------------------------------------------------------------------------------------------------------------------------------
Advertising--.34%
------------------------------------------------------------------------------------------------------------------------------------
     Outdoor Communications Sen. Sub. Notes, 9.25%, 8/15/07..................    7,000,000       $ 6,956,250


Apparel--1.93%
------------------------------------------------------------------------------------------------------------------------------------
     JPS Textile Group, Inc. Sen. Sub. Disc. Notes, 10.25%, 6/01/99~.........     6,143,000       4,883,685
     JPS Textile Group, Inc. Sen. Sub. Disc. Notes, 10.85%, 6/01/99~........ .   14,592,000      11,600,640
     JPStevens Debentures, 9%, 3/01/17^......................................    12,671,000      13,114,485
     Samsonite Corp. Senior Sub. Notes, 11.125%, 7/15/05.....................     2,667,000       3,060,382
     United States Leather, Inc. Senior Notes, 10.25%, 7/31/03^..............    13,500,000       7,425,000
====================================================================================================================================
                                                                                                 40,084,192


Automobile &Truck--.06%
------------------------------------------------------------------------------------------------------------------------------------
     Speedy Muffler King, Inc. Senior Notes, 10.875%, 10/01/06...............     1,500,000       1,320,000





Automotive Products--.47%
------------------------------------------------------------------------------------------------------------------------------------
     Exide Corp. Senior Notes, 10.75%, 12/15/02..............................     9,090,000       9,658,125



Building & Construction--4.41%
------------------------------------------------------------------------------------------------------------------------------------
     Aluma Enterprises, Inc., 7.50%, 12/31/01................................     5,167,783       3,617,448
     American Standard Senior Sub. Deb., 0/10.50%, 6/01/05#..................    70,000,000      69,650,000
     Associated Materials Senior Sub. Deb. Notes, 11.5%, 8/15/03.............     6,200,000       6,587,500
     Nortek, Inc. Senior Sub. Notes, 9.875%, 3/01/04.........................     5,950,000       6,083,875
     Nualt Enterprises, Inc., 0/6%,12/31/04#.................................     8,031,082       5,621,757
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 91,560,580


Chemicals--5.82%
------------------------------------------------------------------------------------------------------------------------------------
     Huntsman Corp. Sen. Sub. Floating Rate Notes, 7/01/07...................    22,500,000      23,400,000
     Huntsman Polymer Corp. Senior Notes, 11.75%, 12/01/04...................    14,000,000      15,645,000
     Indspec Chemical Corp. Sen. Sub. Notes, 0/11.5%, 12/01/03#^.............    15,869,000      15,472,275
     LaRoche Ind. Sen. Sub. Notes, 9.50%, 9/15/07............................     6,000,000       6,030,000
     NL Industries Senior Disc. Notes, 0/13%, 10/15/05#^.....................    17,460,000      17,110,800
     Pioneer Americas Acq. Senior Notes, 9.25%, 6/15/07......................    12,500,000      12,500,000
     Plastic Specialties &Technologies Sen. Nts, 11.25%, 12/01/03^...........    12,000,000      12,780,000
     Revlon Worldwide Senior Disc. Notes Series B, 0%, 3/15/98...............    10,000,000       9,755,000
     UCC Investors Holding Disc. Notes, 0/12%, 5/01/05#......................     2,300,000       2,202,250
     Uniroyal Technology Senior Notes, 11.75%, 6/01/03.......................     6,045,000       5,833,425


                                                                                                120,728,750
====================================================================================================================================
Corporate Bonds--continued                                                                     Market
Name of Issuer                                                                    Principal    Value  (Note B)
------------------------------------------------------------------------------------------------------------------------------------
Clothing--.28%
------------------------------------------------------------------------------------------------------------------------------------
     Westpoint Stevens Senior Notes, 8.75%, 12/15/01.........................       350,000   $      364,000
     Westpoint Stevens Senior Sub. Debentures, 9.375%, 12/15/05..............     5,100,000        5,355,000
====================================================================================================================================
                                                                                                  5,719,000


Computer Software & Services--.43%
------------------------------------------------------------------------------------------------------------------------------------
     Unisys Corporation Senior Notes, 12%, 4/15/03...........................     8,000,000       8,980,000


Conglomerate--1.07%
------------------------------------------------------------------------------------------------------------------------------------
     Jordan Industries Sen. Sub. Disc. Notes, 0/11.75%, 8/01/05#.............     21,616,713     11,889,192
     Jordan Industries Senior Notes, 10.375%, 8/01/07........................     10,000,000     10,250,000
====================================================================================================================================
                                                                                                 22,139,192


Entertainment--.17%
------------------------------------------------------------------------------------------------------------------------------------
     Telemundo Group, Inc. Sen. Disc. Notes, 7/10.5%, 2/15/06#...............     3,650,000       3,595,250


Fast Food Service--.19%
------------------------------------------------------------------------------------------------------------------------------------
     Boston Chicken Convertible Notes, 0%, 6/01/15...........................    18,500,000       3,977,500


Food & Beverage-- 7.04%
------------------------------------------------------------------------------------------------------------------------------------
     Americold Corp. First Mortgage Notes Series B, 11.50%, 3/01/05..........    29,708,000      32,010,370
     Americold Corp. Senior Sub. Notes, 12.875%, 5/01/08.....................    15,150,000      18,180,000
     Envirodyne Industries, Inc. Senior Notes, 10.25%, 12/01/01^.............    20,395,000      20,445,988
     Great American Cookie Senior Sec. Notes, 10.875%, 1/15/01...............     3,500,000       3,570,000
     Specialty Foods Senior Notes, 10.25%, 8/15/01...........................    49,600,000      48,856,000
     Specialty Foods Corp. Sen. Notes Series B, 11.125%, 10/01/02............    23,040,000      23,040,000
====================================================================================================================================
                                                                                                146,102,358


Food Service--.93%
------------------------------------------------------------------------------------------------------------------------------------
     B&GFoods Senior Sub. Notes, 9.625%, 8/01/07.............................   7,000,000       6,991,250
     SC International Service Senior Sub. Notes, 9.25%, 9/01/07..............  12,000,000      12,210,000
====================================================================================================================================
                                                                                               19,201,250



Furniture--.59%
------------------------------------------------------------------------------------------------------------------------------------
     Lifestyle Furnishings Intl. Ltd. Sen. Sub. Notes, 10.875%, 8/01/06......  11,000,000      12,292,500




Corporate Bonds--continued                                                                     Market
Name of Issuer                                                                    Principal    Value  (Note B)
------------------------------------------------------------------------------------------------------------------------------------
Gaming--11.40%
------------------------------------------------------------------------------------------------------------------------------------
     Aztar Corp. Senior Sub. Notes, 11%, 10/01/02............................     1,652,000   $   1,701,560
     Aztar Corp. Senior Sub. Notes, 13.75%, 10/01/04^........................    21,548,000      24,699,395
     Boyd Gaming Senior Sub. Notes, 9.50%, 7/15/07...........................    45,000,000      45,900,000
     California Hotel Finance Co. Sen. Sub. Notes, 11%, 12/01/02.............    17,085,000      17,939,250
     Coast Hotels &CasinoFirst Mortgage Notes, 13%, 12/15/02.................    10,000,000      11,275,000
     Eldorado Resorts Senior Sub. Notes, 10.5%, 8/15/06......................     1,500,000       1,635,000
     GBProperty Funding Corp. Mort. Notes, 10.875%, 1/15/04^.................    17,350,000      15,615,000
     Griffin Gaming &Entertainment First Mort. Notes, 0%, 6/30/00............    10,390,000      10,305,764
     Harrahs Operating, Inc. Senior Sub. Notes, 8.75%, 3/15/00...............    20,760,000      21,227,100
     Marvel Holdings Sen. Sec. Disc. Notes Series B, 0%, 4/15/98^~...........     5,000,000         550,000
     Riviera Holdings Corp. First Mortgage Notes, 10%, 8/15/04...............    17,000,000      17,085,000
     Showboat, Inc. Senior Sub. Notes, 13%, 8/01/09..........................       900,000       1,044,000
     Trump Atlantic City First Mortgage Notes, 11.25%, 5/01/06...............    55,000,000      53,350,000
     Trump Plaza Funding First Mortgage Notes, 10.875%, 6/15/01..............    13,000,000      14,064,700
====================================================================================================================================
                                                                                                236,391,769


Grocery Stores--5.41%
------------------------------------------------------------------------------------------------------------------------------------
     Fleming Co., Inc. Medium Term Notes, 9.24%, 2/28/00.....................     5,000,000       5,044,500
     Fleming Co., Inc. Medium Term Notes Series B, 8.74%, 9/19/02............     6,000,000       5,981,400
     Fleming Co., Inc. Medium Term Notes Series C, 6.04%, 7/19/00^...........     5,000,000       4,662,500
     Fleming Co., Inc. Medium Term Notes, 5.77%, 8/06/98.....................     3,000,000       2,927,400
     Fleming Co., Inc. Senior Sub. Notes, 10.50%, 12/01/04...................    20,000,000      20,700,000
     Fleming Co., Inc. Senior Sub. Notes, 10.625%, 7/31/07...................    18,000,000      18,720,000
     Food 4 Less Holdings Debentures, 0/13.625%, 7/15/05#....................    29,000,000      23,127,500
     Grand Union Company Senior Notes, 12%, 9/01/04^.........................    13,500,000       6,142,500
     P&C Food Market Senior Notes, 11.5%, 10/15/01^..........................    25,590,000      24,822,300
     Victory Markets, Inc. Sub. Notes, 12.5%, 3/15/00~.......................     2,000,000           5,000
====================================================================================================================================
                                                                                                112,133,100

Metals & Mining--1.38%
------------------------------------------------------------------------------------------------------------------------------------
     Armco, Inc. Senior Notes, 11.375%, 10/15/99.............................     7,705,000       7,878,363
     Armco, Inc. Senior Notes, 9%, 9/15/07...................................     4,000,000       4,050,000
     Kaiser Aluminum Chemical Corp. Sub. Notes, 12.75%, 2/01/03..............     2,000,000       2,160,000
     Kaiser Aluminum Chemical Corp Series B, 10.875%, 10/15/06...............    13,500,000      14,613,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 28,702,113


Oil/Gas Exploration--.53%
------------------------------------------------------------------------------------------------------------------------------------
 Santa Fe Energy Resources Senior Sub. Deb., 11%, 5/15/04................        10,000,000      10,900,000


Packaging & Container--7.55%
------------------------------------------------------------------------------------------------------------------------------------
     Florida Coast Paper Co. First Mortgage Notes, 12.75%, 6/01/03...........     7,000,000      7,612,500
     Four M Corporation Senior Notes, Series B 12%, 6/01/06..................     1,500,000      1,620,000
     Gaylord Container Corp. Sen. Sub. Deb., 12.75%, 5/15/05.................    45,319,000     49,567,656


Corporate Bonds--continued                                                                    Market
Name of Issuer                                                                    Principal   Value  (Note B)
------------------------------------------------------------------------------------------------------------------------------------
Packaging & Container--continued
------------------------------------------------------------------------------------------------------------------------------------
     Gaylord Container Corp. Senior Notes, 9.75%, 6/15/07....................    19,000,000   $  19,285,000
     Huntsman Packaging Corp. Sen. Sub. Notes, 9.125%, 10/01/07..............     4,500,000       4,590,000
     Owens-Illinois, Inc. Senior Sub. Notes, 9.95%, 10/15/04.................     1,000,000       1,052,500
     Packaging Resources, Inc. Senior Notes, 11.625%, 5/01/03................     8,800,000       9,328,000
     Stone Container Corp. Conv. Sen. Sub. Notes, 8.875%, 7/15/00 ...........     3,000,000       4,636,875
     Stone Container Corp. Senior Notes, 12.58%, 8/01/16.....................    25,000,000      27,625,000
     Stone Container Corp. Senior Sub. Notes, 12.25%, 4/01/02................    10,000,000      10,400,000
     Stone Container Corp. Senior Notes, 11.5%, 8/15/06......................    20,000,000      20,950,000
===================================================================================================================================
                                                                                                156,667,531


Paper & Forest Products-- 2.80%
------------------------------------------------------------------------------------------------------------------------------------
     Fort Howard Corp. Sub. Notes, 10%, 3/15/03..............................     7,445,000       7,966,150
     MAXXAM Group, Inc. Senior Disc. Notes, 0/12.25%, 8/01/03#...............    30,000,000      27,600,000
     MAXXAM Group, Inc. Sen. Sec. Disc. Notes, 12%,  8/01/03.................     7,000,000       7,560,000
     Repap New Brunswick Sen. FRN, Libor +.325%, 7/15/00.....................    15,000,000      14,812,500
     WTDIndustries, Inc. Senior Sub. Deb., 8%, 6/30/05.......................       340,900         238,630
===================================================================================================================================
                                                                                                 58,177,280


Petroleum & Drilling-- .60%
------------------------------------------------------------------------------------------------------------------------------------
     Global Marine Senior Notes, 12.75%, 12/15/99............................     4,400,000       4,543,000
     Harcor Energy, Inc. Senior Notes, 14.875%, 7/15/02......................     4,982,000       5,828,940
     Parker Drilling Company Senior Notes, 9.75%, 11/15/06...................     2,000,000       2,115,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 12,486,940


Publishing & Printing-- 1.12%
------------------------------------------------------------------------------------------------------------------------------------
     American Pad &Paper Senior Sub. Notes, 13%, 11/15/05....................    19,705,000      23,251,900


Real Estate--2.42%
------------------------------------------------------------------------------------------------------------------------------------
     Crow Winthrop Operating Partnership, 11.85%, 4/01/98~...................    12,309,100       9,847,280
     Olympia & York Maiden Lane Sec. Notes, 10.375%, 12/31/95~...............    19,535,000      10,548,900
     Rockefeller Center Properties Conv. Deb., 0%, 12/31/00..................    43,200,000      29,700,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 50,096,180


Recreation--1.34%
------------------------------------------------------------------------------------------------------------------------------------
     Genmar Holdings, Inc. Senior Sub. Notes, 13.5%, 7/15/01.................  18,000,000        18,000,000
     Outboard Marine Corp. Debentures, 9.125%, 4/15/17^......................   9,750,000         9,750,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 27,750,000

Retail--1.17%
------------------------------------------------------------------------------------------------------------------------------------
     Bradlees, Inc. Senior Sub. Notes, 11%, 8/01/02~.........................     2,000,000         125,000
     Bradlees, Inc. Senior Sub. Notes, 9.25%, 3/01/03~.......................    15,455,000         772,750
     Eyecare Centers of America, Inc. Senior Notes, 12%, 10/01/03............     7,000,000       7,588,000
     Finlay Enterprises Senior Disc. Debentures, 0/12%, 5/01/05#.............     8,000,000       7,740,000


Corporate Bonds--continued                                                                     Market
Name of Issuer                                                                    Principal   Value  (Note B)
------------------------------------------------------------------------------------------------------------------------------------
Retail--continued
------------------------------------------------------------------------------------------------------------------------------------
     Orion Stores Secured Notes, 12.75%, 10/01/98............................     5,178,265   $   5,230,047
     Town & Country Corp. Senior Sub. Notes, 13%, 5/31/98....................     7,434,949       2,825,281
====================================================================================================================================
                                                                                                 24,281,078


Retail Food Chains--3.30%
------------------------------------------------------------------------------------------------------------------------------------
     American Restaurant Group Senior Notes, 13%, 9/15/98....................     6,744,674       6,609,780
     American Restaurant Group Senior Notes, 13%, 9/15/98....................     4,231,300       4,146,674
     Family Restaurants Senior Notes, 9.75%, 2/01/02.........................    18,000,000      14,580,000
     Flagstar Corporation Senior Notes, 10.875%, 12/01/02....................    14,200,000      14,576,300
     Flagstar Corporation Senior Sub Notes, 11.25%, 11/01/04~................    22,000,000      10,010,000
     Flagstar Corporation Senior Notes, 10.75%, 9/15/01......................    15,750,000      16,222,500
     Flagstar Corporation Senior Sub. Notes, 11.375%, 9/15/03~...............     5,000,000       2,275,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 68,420,254


Tobacco & Distilling--.05%
------------------------------------------------------------------------------------------------------------------------------------
     MacAndrews & Forbes Co. Sen. Sub. Notes, 11.875%, 11/15/02..............     1,000,000       1,065,000


Transportation--.90%
------------------------------------------------------------------------------------------------------------------------------------
     Central Transport Rental Group Notes, 9.5%, 4/30/03....................     13,440,250      14,280,265
     Moran Transportation Co. Mortgage Notes, 11.75%, 7/15/04^...............     4,000,000       4,490,000
====================================================================================================================================
                                                                                                 18,770,265


Miscellaneous--2.65%
------------------------------------------------------------------------------------------------------------------------------------
     Acadia Partners L.P. Sub. Notes, 13%, 10/01/97..........................     14,000,000     14,000,000
     Hines Horticulture Senior Sub. Notes, 11.75%, 10/15/05..................      3,000,000      3,270,000
     Iron Mountain, Inc. Senior Sub. Notes, 10.125%, 10/01/06................      2,500,000      2,700,000
     K&F Industries Senior Notes, 11.875%, 12/01/03 .........................      5,661,000      5,986,508
     Mosler, Inc. Senior Notes, 11%, 4/15/03.................................     10,340,000      8,659,750
     Precise Technology Sen. Sub. Notes, 11.125%, 6/15/07^...................      7,500,000      7,593,750
     Specialty Equipment Senior Sub. Notes, 11.375%, 12/01/03................      7,620,000      8,267,700
     Tokheim Corporation Senior Sub. Notes, 11.5%, 8/01/06...................      4,000,000      4,510,000
====================================================================================================================================
                                                                                                 54,987,708
====================================================================================================================================
               Total Corporate Bonds--66.35% (cost--$1,365,125,727)                             1,376,396,065
====================================================================================================================================


Treasury Bills--
U.S. Treasury Bills--7.17%
====================================================================================================================================
     U.S. Treasury Bill, 2/19/1998...........................................     50,000,000     49,020,000
     U.S. Treasury Bill, 11/13/1997..........................................     50,000,000     49,710,000
     U.S. Treasury Bill, 10/02/1997..........................................     50,000,000     49,995,000
------------------------------------------------------------------------------------------------------------------------------------
                               Total Treasury Bills--7.17% (cost--$148,590,012)                   148,725,000
====================================================================================================================================

Foreign Bonds--                                                                                Market
Name of Issuer                                                                    Principal   Value (NoteB)
------------------------------------------------------------------------------------------------------------------------------------
Foreign Bonds-- 2.99%
------------------------------------------------------------------------------------------------------------------------------------
     Argentina GlobalBonds, 9.75%, 9/19/27...................................  32,751,000   $ 32,914,755
     Republic of Brazil Discount FRN, Libor +.8125%, 4/15/24.................  33,000,000     29,040,000
------------------------------------------------------------------------------------------------------------------------------------
                   Total Foreign Bonds--2.99% (cost--$53,115,724)                             61,954,755
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Number of   Market
Stocks--                                                                              Shares   Value (Note B)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock-12.57%
------------------------------------------------------------------------------------------------------------------------------------
     Alarmguard Holdings, Inc.+..............................................        48,300         422,625
     American Building Co.+..................................................         8,807         250,449
     Bankers Trust NY^.......................................................       350,000      42,875,000
     Central Transport Rental Group+.........................................     4,111,586       2,826,715
     Chase Manhattan Corp....................................................       225,000      26,550,000
     Chubb Corp.^............................................................       500,000      35,531,250
     Cole National Corp. Class A+ ...........................................        48,000       1,995,000
     Crompton &Knowles Corp..................................................       206,724       5,491,106
     Darling International, Inc.+............................................       248,510       7,144,662
     Fred Meyer, Inc.+ ......................................................        12,649         673,578
     Gaylord Container Corp.+................................................     1,243,799      10,572,292
     Grand Union Co.+........................................................       167,904         293,832
     Homeland Stores Holdings Corp. A+.......................................         6,354          50,832
     International Airline Support Group+....................................       224,540       2,469,940
     J P Morgan & Co.^.......................................................       200,000      22,725,000
     Leucadia National Corp+.................................................       242,608       8,309,324
     Little Switzerland, Inc.+...............................................       273,659       1,812,991
     MAXXAM, Inc.+...........................................................       200,000      10,800,000
     NL Industries...........................................................     1,000,000      16,000,000
     Specialty Equipment Co. +...............................................       400,000       6,700,000
     Stage Stores, Inc.+.....................................................       134,986       5,821,271
     Telemundo Group, Inc.+..................................................       244,660       8,563,100
     Town & Country Corp. Class A+...........................................     1,079,455         202,398
     Walter Industries, Inc.+................................................       536,183      10,690,149
     WestPoint Stevens, Inc.+^...............................................       635,000      26,193,750
     WPS Investors LP+@......................................................       200,000       5,776,000

------------------------------------------------------------------------------------------------------------------------------------
                              Total Common Stocks--12.57%  (cost--$170,176,876)                 260,741,264

------------------------------------------------------------------------------------------------------------------------------------

Preferred Stocks--4.85%
------------------------------------------------------------------------------------------------------------------------------------
     Time Warner, Inc. Series M,PIK 10.25%...................................        88,122     100,459,080
     Town & Country Corp. Conv., 6%..........................................       303,919         113,970
------------------------------------------------------------------------------------------------------------------------------------
                              Total Preferred Stocks--4.85% (cost--$94,900,787)                 100,573,050
====================================================================================================================================




Warrants and Units                                                                Number of       Market
Name of Issuer                                                                Shares or Units    Value  (Note  B)
------------------------------------------------------------------------------------------------------------------------------------
Warrants and Units--.55%+
------------------------------------------------------------------------------------------------------------------------------------
     Cookies USA, Inc. Warrants..............................................           630           6,300
     Eyecare Center Corp. Warrants...........................................         6,500           6,500
     Federated Dept. Stores C Warrants.......................................       225,869       4,602,081
     Federated Dept. Stores D Warrants.......................................       290,771       5,742,727
     Harcor Energy, Inc. Warrants............................................        88,000          88,000
     Homeland Holding Corp. Warrants.........................................         6,687           7,891
     Jewel Recovery L P Units@...............................................       281,290           2,813
     Wherehouse Entertainment A Warrants.....................................        81,163         743,453
     Wherehouse Entertainment B Warrants.....................................        14,090          83,131
     Wherehouse Entertainment C Warrants.....................................        14,090          72,704
------------------------------------------------------------------------------------------------------------------------------------
 .............................Total Warrants and Units--.55%  (cost--$5,072,141)                    11,355,600

                                                                                  Principal
Repurchase Agreement--4.00%
------------------------------------------------------------------------------------------------------------------------------------
     Investors Bank &Trust Repurchase Agreement, 5.62%, due 10/1/97..........   $82,884,007   82,884,007
------------------------------------------------------------------------------------------------------------------------------------
                       Total Repurchase Agreement--4.00% (cost--$82,884,007)**   82,884,007
====================================================================================================================================

                    Total Investments--98.48% (cost--$1,919,865,274)                        $2,042,629,741
================================================================================

     ** Acquired on September 30, 1997. Collateralized by $87,028,699 various U.S.Government mortgage-backed securities, due through 4/01/27.
     The maturity value is $82,896,946. As an operating policy, the Trust, through the custodian bank, secures receipt of adequate collateral supporting repurchase agreements.--(see Note G).


--------------------------------------------------------------------------------
~ Non-income producing security due to default or bankruptcy filing + Non-income producing security @ Securities valued in good faith (See Note B)
#     Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the  maturity  date of the security and not the date of coupon conversion.
^ Pledged to collateralize  short-term  borrowings (See Note F)
PIK Payment in Kind
Federal Tax  Information:  At September 30, 1997,  the aggregate cost of investment securities for income tax purposes was $1,919,102,561. Net unrealized appreciation aggregated $123,527,180 of which $187,919,936 related to appreciated investment securities and $64,392,756 related to depreciated investment securities.

 The  accompanying  notes are an integral part of the financial statements.



September 30, 1997
===============================================================================

Assets
--------------------------------------------------------------------------------

Investments--at market value
   (cost $1,919,865,274)--Note B .......   $2,042,629,741
Interest receivable.....................      34,190,928
Receivable for securities sold..........       1,807,229
Receivable for shares of beneficial
   interest sold........................       5,210,376
Receivable for dividends................         673,146
                                             -----------
                  Total Assets..........   2,084,511,420
Liabilities
--------------------------------------------------------------------------------

Payable for securities purchased........       6,114,375
Payable for shares of beneficial
   interest repurchased.................       1,450,814
Trustee fees payable--Note C.............      2,594,419
Accrued expenses........................         170,045
--------------------------------------------------------------------------------
                  Total Liabilities.....      10,329,653
================================================================================
Net Assets..............................  $2,074,181,767
================================================================================
Net Assets Consist of (Note B):
Capital, at a $1.00 par value...........$  ..175,955,357
Paid-in surplus.........................   1,776,728,026
Accumulated net investment income.......         861,454
Accumulated net realized loss
   on investments.......................     (2,127,537)
Net unrealized appreciation of
   investments..........................     122,764,467
--------------------------------------------------------------------------------

Net Assets, for 175,955,357 shares
   outstanding.........................  .$2,074,181,767
================================================================================


Net Asset Value, offering price
   and redemption price per share
   ($2,074,181,767/175,955,357 shares)        $11.79
====================================================================================================================================
                                          ..............

Year Ended September 30, 1997
====================================================================================================================================


Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest.................................$   136,040,421
Dividends.................................     9,922,099
Other Income..............................     2,608,528
                                               ---------
     Total Income .............148,571,048
Expenses
------------------------------------------------------------------------------------------------------------------------------------

 Trustee fees--Note C........    $8,594,779
Administrative
   expenses and
   salaries.................       693,093
Registration and
   filing fees..............       237,810
Computer and
   related expenses.........       210,785
Printing, postage
   and stationery...........       192,926
Custodian fees..............       116,249
Interest--Note F............       110,638
Legal fees..................       102,199
Auditing fees...............        67,710
Other expenses..............        44,108
Insurance...................        14,720
--------------------------------------------------------------------------------
     Total Expenses ......................    10,385,017
--------------------------------------------------------------------------------
       Net Investment Income..............   138,186,031
================================================================================

Realized and Unrealized Gain (Loss) on Investments --Note B:
================================================================================
Net realized gain from investment
   transactions...........................    13,597,710
Change in unrealized appreciation
   of investments.........................    118,703,536
                                              -----------
Net Gain on Investments....................   132,301,246
                                              -----------
Net Increase in Net Assets Resulting
   from Operations........................   $270,487,277
================================================================================


Increase in Net Assets
From Operations:
   Net investment income................................................ $    138,186,031          $  87,229,924
   Net realized gain from investment transactions.......................       13,597,710             14,771,550
   Change in unrealized appreciation of investments.....................      118,703,536             39,213,982
                                                                             ------------           ------------

        Net Increase in Net Assets Resulting from
        Operations......................................................      270,487,277            141,215,456



Distributions to Shareholders from Net Investment Income..  ..............(140,252,504)             (87,486,984)
   ($1.00 and $.99 per share, respectively)

From Net Trust Share Transactions--Note D.............................      743,463,087             349,196,435


        Total Increase in Net Assets..................................      873,697,860             402,924,907


====================================================================================================================================
Net Assets:
   Beginning of Period..................................................   1,200,483,907           797,559,000
                                                                          ---------------          ------------
   End of Period (including undistributed net investment
      income of $861,454 and $1,850,095, respectively)..................   $2,074,181,767         $1,200,483,907



To the Shareholders and Trustees of
Northeast Investors Trust


   We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust, including the schedule of portfolio investments, as of September 30, 1997, and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 1988 through 1992, presented herein, were audited by other auditors whose report dated October 30, 1992, expressed an unqualified opinion on such financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.







                            COOPERS & LYBRAND L.L.P.